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CSFB Mortgage-Backed Pass-Through Certificates

Series 2002-26

Group TBD*

$600,000,000

(Approximate)

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

GreenPoint Mortgage Funding, Inc.

Sellers and Servicers

Olympus Servicing, L.P. / Fairbanks Capital Corp.

Servicer and Special Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

Closing Date: September 30, 2002

* There are expected to be additional groups in this deal. Certain cashflows will be carved out from these groups to provide extra credit enhancement to this Group.

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STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the Certificates.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 325-0357

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TRANSACTION SUMMARY (OFFERED CERTIFICATES) (1), (2), (3)

Class	Original Principal Balance	Percent Of Pool Balance	Coupon Type	WAL To Call (yrs.)	Principal Window To Call	Proposed Ratings (Moody’s/S&P)
A-1	303,968,000	50.66%	Floating(4)(5)	1.00	10/02–10-04	Aaa/AAA
A-2	147,187,000	24.53%	Fixed(4)	3.00	10/04–01/07	Aaa/AAA
A-3	60,467,000	10.08%	Fixed(4)	5.25	01/07–02/09	Aaa/AAA
A-4	19,578,000	3.26%	Fixed(4)	7.00	02/09–05/10	Aaa/AAA
A-5	32,800,000	5.47%	Fixed(4)(6)	8.25	05/10–01/11	Aaa/AAA
A-IO	-	-	(4)(7)	0.95(8)	-	Aaa/AAA
M-1	16,500,000	2.75%	Fixed(4)(6)	4.72	11/05–01/11	Aa2/AA
M-2	9,750,000	1.63%	Fixed(4)(6)	4.57	10/05–08/10	A1/A+
M-3	9,750,000	1.63%	Fixed(4)(6)	4.16	10/05–04/09	A3/A-
Total	$600,000,000	100.00%

TRANSACTION SUMMARY (NON-OFFERED CERTIFICATES) (2)

Class	Original Principal Balance	Percent Of Pool Balance	Coupon Type	WAL To Call (yrs.)	Principal Window To Call	Proposed Ratings (Moody’s/S&P)
PP	$100	N/A	6.50%(9)	N/A	N/A	N/A
X	$0	N/A	(10)	N/A	N/A	N/A

Notes:

(1) Balances subject to a 5% variance

(2) Pricing Speed of 150 PPC. 100 PPC assumes a ramp of 6 CPR in month 1, rising to 20 CPR in month 12 and 20 CPR thereafter for life.

(3) The Certificates are priced to a 5% cleanup call.

(4) The Pass-Through Rate is subject caps as described herein.

(5) The initial Pass-Through Rate will be equal to the lesser of LIBOR +[ 0.19%] and the Net Wac Cap.

(6) The initial Pass-Through Rate is subject to an increase of 0.50% per annum on the first distribution date after the first possible optional termination date.

(7) The Pass-Through Rate for the Class A-IO Certificates will be [6.00%] per annum, as further described herein. The Class AIO Certificates will only be entitled to interest for the first 30 distribution dates. The Class A-IO Certificates will not have a class certificate balance and will not be entitled to distributions of principal. The notional amount of the Class A-IO Certificates will be as follows: For the 1st distribution date [$385,000,000]; from 2nd through the 3rd distribution date [$351,480,000]; from 4th through the 20th distribution date [$120,000,000]; from 21st t hrough the 30th distribution date [$90,000,000] thereafter $0.

(8) Modified Duration.

(9) This Class is entitled to receive prepayment penalties from the non WAMU serviced loans.

(10) Economic Residual

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Transaction Highlights

Sole Underwriter:	Credit Suisse First Boston Corporation (“CSFB”) (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; Washington Mutual Mortgage Securities Corp. (WMMSC); GreenPoint Mortgage Funding, Inc.
Servicers:	WMMSC; GreenPoint Mortgage Funding, Inc; RBMG, Inc.
Master Servicer:	TBD
Special Servicer:	Olympus Servicing, L.P. (“Olympus”) / Fairbanks Capital Corp. (“Fairbanks”)
Trustee:	TBD
Cut-Off Date:	September 01, 2002
Closing Date:	On or about September 30, 2002
Investor Settlement Date:	On or about September 30, 2002
Distribution Date:	25th day of each month (or the next business day), commencing October 2002.
Delay Days:	24 days, except for the Class A-1, 0 days.
Optional Call:	The transaction will have an optional 5% clean-up call.
Offered Certificates:	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class PP, Class A-IO, Class M-1, Class M-2 and M-3
Federal Tax Aspects:	The Trust will be established as a REMIC for federal income tax purposes.
ERISA/SMMEA Eligibility:	CLASS	ERISA	SMMEA
	A-1	Yes	Yes
	A-2	Yes	Yes
	A-3	Yes	Yes
	A-4	Yes	Yes
	A-5	Yes	Yes
	A-IO	Yes	Yes
	M-1	Yes	Yes
	M-2	Yes	No
	M-3	Yes	No
	PP	No	No

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.

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Special Servicer:

On May 8, 2002, DLJ Mortgage Capital, Inc., Olympus and Fairbanks announced that they signed a letter of intent to enter into a broad servicing agreement that encompasses a variety of Credit Suisse First Boston mortgage products, including “Alt A,” subprime and delinquent loan servicing. According to such announcement, it is likely that, as part of the arrangement, the servicing function with respect to some or all of the mortgage loans serviced by Olympus may be transferred to Fairbanks after the closing date.

Prepayment Period:

With respect to any distribution date and a prepayment in full: For loans where the servicer if not WMMSC, the calendar month immediately preceding the month in which such distribution date occurs. For loans serviced by WMMSC, the 15th of the month immediately preceding the month in which such distribution date occurs to the 14th of the month in which the distribution date occurs. For any distribution date and any partial prepayment, the calendar month preceding that distribution date.

Coupon Step-Up:	After the date on which the optional termination may be exercised, the pass-through rate on the Class A-5, M-1, M-2 and M-3 Certificates will be increased by 50 basis points.
P&I Advances:

The Servicers will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that they reasonably believe that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

Pricing Prepayment Speed:	The Certificates are priced to call at 150 PPC. 100 PPC assumes a ramp of 6% CPR increasing to 20% CPR in month 12 and then fixed at 20% CPR for life.
Registration:	Delivery of Certificates will be made available through DTC, Clearstream, Luxembourg and Euroclear.
Accrual Period:

For any distribution date and any class of Certificates, other than the Class A-1 Certificates, the calendar month immediately preceding that distribution date. For any distribution date and the Class A-1 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding that distribution date. All Certificates will accrue interest on the basis of a 360-day year consisting of twelve 30-day months, except for the Class A-1 Certificates which accrue Actual/360.

Pass-Through Rate:

Coupons on Classes A-1, A-2, A-3, A-4, A-5, PP, M-1, M-2 and M-3 are limited to the Net WAC Cap (defined herein). The pass-through rate on the Class A-IO Certificates will equal, on any distribution date, the lesser of (a) 6% and (b) a fraction, expressed as a percentage, (1) the numerator of which is equal to the product of (x) the Interest Remittance Amount for such dis tribution date and (y) 12, and (2) the denominator of which is equal to the Class A-IO Notional Amount for such distribution date.

Basis Risk Pass-Through Rate:

Before the optional termination date: ·

•

For Class A-1 Certificates, the lesser of (a) Libor plus [0.19%] and (b) the Class A-1 Net Funds Cap ·

•

For Class A-2 thru Class A-5, Class PP, Class M-1, Class M-2 and Class M- 3, the lesser of (a) the initial coupon (to be determined) and (b) the Net Funds Cap.

After the Optional termination date: ·

•

For Class A-1 Certificates, the lesser of (a) Libor plus [0.19%] and (b) the

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Class A-1 Net Funds Cap

•

For Class A-2 and Class A-4 and Class PP, the lesser of (a) the initial coupon (to be determined) and (b) the Net Funds Cap. ·

•

For Class A-5, Class M-1, Class M-2 and Class M-3, the lesser of (a) the initial coupon (to be determined) plus 0.50% and (b) the Net Funds Cap.

Interest Shortfall:

For any distribution date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related net mortgage rate) on the mortgage loans resulting from (a) principal prepayments in full and in part received during the related Prepayment Period and (b) interest payments on certain of the mortgage loans being limited pursuant to the provisions of the Soldiers’ and Sailors’ Civil Relief Act of 1940.

Compensating Interest:

For each of the mortgage loans serviced by a servicer and any distribution date, an amount, as further described in the Prospectus Supplement, to be paid by that servicer in connection with prepaid mortgage loans.

Current Interest:

For any distribution date, and any class of offered certificates, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance or Class A-IO notional amount, as applicable, during the related Accrual Period; provided, that as to each class of certificates the Current Interest will be reduced by a pro rata portion of any Interest Shortfalls to the extent not covered by excess interest.

Collection Period:	For any distribution date is the period from the second day of the month immediately preceding such distribution date to and including the first day of the month of that distribution date.
Payaheads:	Any scheduled payment intended by the related mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.
Insurance Proceeds:

Amounts paid pursuant to any insurance policy with respect to a mortgage loan that have not been used to restore the related mortgaged property or released to the mortgagor in accordance with the terms of the pooling and servicing agreement, subject to the terms and conditions of the related mortgage note and mortgage.

Liquidation Proceeds:

Amounts, including Insurance Proceeds, received in connection with the liquidation of a defaulted mortgage loan, whether through trustee’s sale, foreclosure sale, or otherwise or amounts received in connection with any condemnation or partial release of a mortgaged property.

Interest Remittance Amount:

For any distribution date the sum of:

1)

all interest collected (other than Payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period, the interest portion of Payaheads previously received and intended for application in the related Collection Period and the interest portion of all prepayments received on the mortgage loans during the related Prepayment Period, less (x) the servicing fees and trustee and [master servicing] fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due the servicers or [master servicer], the trust administrator or the trustee with respect to such mortgage loans, to the extent allocable to interest,

2)

all Compensating Interest paid by the servicers of the mortgage loans with respect to the related Collection Period,

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3) the portion of any substitution amount or purchase price paid with respect to such mortgage loans during the related Collection Period allocable to interest,

4)

all Liquidation Proceeds and any other recoveries (net of unreimbursed advances, servicing advances and expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans during the related Collection Period, to the extent allocable to interest.

Realized Losses:

The amount determined by the related servicer and evidenced by an officers ’ certificate delivered to the trustee, in connection with any mortgage loan equal to: ·

•

for any Liquidated Mortgage Loan, the excess of its principal balance plus interest at a rate equal to the applicable net mortgage rate from the due date as to which interest was last paid up to the first due date after the liquidation over any proceeds received in connection with the liquidation, after application of all withdrawals permitted to be made by that servicer from the collection account for the mortgage loan; ·

•

for any mortgage loan that has become the subject of a Deficient Valuation, the excess of the principal balance of the mortgage loan over the principal balance as reduced in connection with the proceedings resulting in the Deficient Valuation; or ·

•

for any mortgage loan that has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on the mortgage loan, assuming that the mortgagor pays each scheduled monthly payment on the applicable due date and that no principal prepayments are received on the mortgage loan, discounted monthly at the applicable mortgage rate.

Applied Loss Amount:

If on any distribution date, after giving effect to all Realized Losses incurred with respect to the mortgage loans during the Collection Period for such distribution date and payments of principal on such distribution date, the aggregate Class Principal Balance of the Class A-1, A-2, A-3, A-4, A-5, PP, M-1, M-2 and M-3 Certificates exceeds the Aggregate Loan Balance for the mortgage loans for such distribution date (such excess, an “Applied Loss Amount”), such amount will be allocated in reduction of the Class Principal Balance of the Class M-3 Certificates, until the Class Principal Balance thereof has been reduced to zero; then, the Class M-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and then, the Class M-1 Certificates, until the Class Principal Balance thereof has been reduced to zero. The Class Principal Balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Net Mortgage Rate:

With respect to any mortgage loan, the rate per annum equal to the mo rtgage rate minus the rate at which the expense fees accrue. The mortgage rate of a mortgage loan is the rate at which interest accrues on that mortgage loan in accordance with the terms of the related mortgage note.

Deferred Amount:

For any Class M-1, M-2 and M-3 Certificates and distribution date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof.

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Stated Principal Balance:

With respect to any mortgage loan as of any date of determination, the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to certificateholders with respect to such mortgage loan on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of certificates on or before such date of determination.

Aggregate Loan Balance:	For the mortgage loans and any distribution date, will equal the aggregate of the Stated Principal Balances of the mortgage loans as of the last day of the prior month.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Class A-1 Net Funds Cap:

For any distribution date, will be the annual rate equal to a fraction, expressed as a percentage, the numerator of which is the product of (1) the Interest Remittance Amount for such distribution date less (b) the sum of the Current Interest for each Class of Certificates (other than the Class A-1 and Class A-IO Certificates) and (2) 12, and the denominator of which is the Class Principal Balance of the Class A-1 Certificates for the immediately preceding distribution date (or, in the case of the first distribution date, the initial Class Principal Balance of the Class A-1 Certificates) multiplied by, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

Net Funds Cap:

For any distribution date, will be the annual rate equal to a fraction, expressed as a percentage, the numerator of which is the product of (1) Interest Remittance Amount for such distribution date and (2) 12, and the denominator of which is the Aggregate Loan Balance for the immediately preceding distribution date (or, in the case of the first distribution date, the Aggregate Loan Balance as of the cut-off date).

Class A-IO Notional Amount:

For any distribution date, the notional amount of the Class A-IO Certificates will be:

1) For the 1st distribution date [$385,000,000];

2) for the [2nd] and the [3rd] distribution date [$351,480,000];

3) from [4th] through the [20th] distribution date [$120,000,000];

4) from [21st] through the [30th] distribution date [$90,000,000];

5) $0, thereafter

Net WAC Cap: Class A-1, A-2, A-3, A-4, A-5, PP, M-1, M-1 and M-3

For any distribution date prior to the April 2005 distribution date (other than for the A-1 Certificates), a per annum rate equal to (a) the Net Funds Cap minus (b) the pass-through rate on the Class A-IO Certificates multiplied by (i) a fraction, the numerator of which is the Class A-IO Notional Amount immediately prior to such distribution date and the denominator of which is the Aggregate Loan Balance for the immediately preceding distribution date (or, in the case of the first distribution date, the Aggregate Loan Balance as of the cut-off date). For any distribution date on or after April 2005 and all Certificates other than the Class A-1 Certificates, a per annum rate equal to the Net Funds Cap.

For any distribution date prior to the April 2005 distribution date and the Class A-1 Certificates, will be a fraction, the numerator of which is the product of (1) the Interest Remittance Amount for such distribution date less the sum of the Current Interest for each Class of Certificates (other than the A-1 Certificates) and (2) 12, and the denominator of which is the Class Principal Balance of the Class A-1 Certificates immediately prior to such distribution date (or, in the case of the first distribution date, the initial Class Principal Balance of the Class A-1 Certificates) multiplied by a

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fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period. For any distribution date on or after the April 2005 distribution date and the Class A-1 Certificates, a per annum rate equal to the Class A-1 Net Funds Cap.

Principal Payments:	The Class M Certificates will not receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.
After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the “Priority of Payments.”
Class Principal Balance:

With respect to any certificate (other than the Class A-IO and Class X Certificates) as of any date of determination, an amount equal to the initial principal balance of that class, reduced by the aggregate of the following amounts allocable to that class: (a) all amounts previously distributed to holders of certificates of that class as payments of principal and (b) Applied Realized Loss Amounts previously allocated to that class.

Principal Remittance Amount:

For any distribution date will be equal to the sum of:

1)

all principal collected (other than Payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed advances, servicing advances and other amounts due to the trustee, the master servicer and the trust administrator with respect to the mortgage loans, to the extent allocable to principal) and the principal portion of Payaheads previously received and intended for application in the related Collection Period,

2) all principal prepayments received during the related Prepayment Period,
3) the outstanding principal balance of each mortgage loan that was repurchased by the applicable seller or Olympus during the related Collection Period,
4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the related Collection Period allocable to principal and

5)

all Liquidation Proceeds and any other recoveries (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) collected with respect to the mortgage loans during the related Collection Period, to the extent allocable to principal.

CarryForward Interest:

For any class of offered certificates and any distribution date, the sum of (1) the amount, if any, by which (x)the sum of (A) Current Interest for such class for the immediately preceding distribution date and (B)any unpaid Carryforward Interest for such class from previous distribution dates exceeds (y) the amount paid in respect of interest on such class on such immediately preceding distribution date, and (2)other than with respect to the Class A-IO Certificates, interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

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Basis Risk Shortfall:

For any class of offered certificates, other than the Class A-IO Certificates, and any distribution date, the sum of: (1) the excess, if any, of the related Current Interest calculated on the basis of the related Basis Risk Pass-Through Rate over the related Current Interest for the applicable distribution date; (2) any Basis Risk Shortfall remaining unpaid from prior distribution dates; and (3) 30 days, or in the case of the Class A-1 Certificates, the actual number of days in the related Accrual Period, interest on the amount in clause (2) calculated on the basis of the related Basis Risk Pass-Through Rate. The extent of Basis Risk Shortfalls being made up will be dependent upon the OC being fully funded (except for OC holidays) and available cash. Therefore under certain scenarios Basis Risk Shortfalls will not be made up.

Overcollateralization Amount:	For any distribution date will be equal to the amount, if any, by which
1) the Aggregate Loan Balance for the mortgage loans for such distribution date exceeds
2) the aggregate Class Principal Balance of the Class A-1, A-2, A-3, A-4, A-5, PP, M-1, M-2 and M-3 Certificates after giving effect to payments on such distribution date.
Target Overcollateralization Amount:

For any distribution date prior to the Stepdown Date, approximately 1.00% of the Aggregate Loan Balance of the mortgage loans as of the cut-off date; with respect to any distribution date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, the greater of (a) approximately 2.00% of the Aggregate Loan Balance of the mortgage loans for such distribution date, or (b) approximately 0.50% of such Aggregate Loan Balance as of the cut-off date; with respect to any distribution date on or after the Stepdown Date with respect to which a Trigger Event has occurred and is continuing, the Targeted Overcollateralization Amount for the distribution date immediately preceding such distribution date.

Overcollateralization Release Amount:	For any distribution date will be equal to the lesser of :
1) the Principal Remittance Amount for such distribution date and
2) the amount, if any, by which

a.

the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the Principal Remittance Amount for such date is applied on such date in reduction of the aggregate of the Class Principal Balances of the Class A-1, A-2, A-3, A-4, A-5, PP, M-1, M-2 and M-3 Certificates, exceeds

b. the Targeted Overcollateralization Amount for such date.
Principal Payment Amount:	For any Distribution Date will be equal to the Principal Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.
Monthly Excess Interest:	For any distribution date, the sum of:

1)

any amount of the Interest Remittance Amount remaining after the Class A- 1, A-2, A-3, A-4, A-5, PP, A-IO, M-1, M-2 and M-3 Certificates have been paid their Current Interest and any Carryforward Interest

2) any portion of the Principal Payment Amount remaining after distributions of principal on the A-1, A-2, A-3, A-4, A-5, PP, M-1, M-2 and M-3 Certificates

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Monthly Excess Cashflow:	For any distribution date, an amount equal to the sum of the Monthly Excess Interest and Overcollateralization Release Amount, if any, for such date.
Senior Enhancement Percentage:

With respect to any distribution date and the Class 1-A Certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, M-2 and Class M-3 Certificates and (ii) the Overcollateralization Amount, in each case prior taking into account the distribution of the Principal Payment Amount on such Distribution Date, by (y) the Aggregate Loan Balance of the Mortgage Loans for such distribution date.

Stepdown Date:

The earlier to occur of (i) the distribution date on which the aggregate Class Certificate Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in October 2005 and (y) the first distribution date on which the Senior Enhancement Percentage is greater than or equal to 14.00%.

Priority of Payments:	Interest Distributions
On each distribution date, the Interest Remittance Amount will be distributed in the following order of priority:

1)

To the holders of the Class A-IO and the Class A-1 through A-5 and Class PP Certificates, pro rata, Current Interest and any Interest Carry Forward Amount for such distribution date;

2)

To the Class M-1 Certificates, the Current Interest and any Interest Carry Forward Amount for such distribution date;

3)

To the Class M-2 Certificates, the Current Interest and any Interest Carry Forward Amount for such distribution date;

4)

To the Class M-3 Certificates, the Current Interest and any Interest Carry Forward Amount for such distribution date;

5)

for application as part of Monthly Excess Cashflow for such distribution date, as described below, any such Interest Remittance Amount remaining after application pursuant to clauses (1) through (3) above for such distribution date.

Principal Distributions
On each distribution date, the Principal Payment Amount will be distributed in the following order of priority:
Prior to the Stepdown Date or on which a Trigger Event is in effect
1) To the holders of Class A-1, A-2, A-3, A-4, A-5 and PP Certificates, sequentially, as follows:
(A) To Class A-1 until retired (B) To Class A -2 until retired (C) To Class A-3 until retired (D) To Class A-4 until retired (E) To Class A-5 until retired (F) To Class PP until retired
2) To the holders of the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

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3) To the holders of the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero and;
4) To the holders of the Class M-3 Certificates, until the Class Certificate Balance thereof has been reduced to zero and;
On or after the Stepdown Date on which a Trigger Event is not in effect
1) To the holders of Class A-1, A-2, A-3, A-4, A-5 and PP Certificates, the Class A Principal Distribution Amount, sequentially, as follows:
(A) To Class A-1 until retired (B) To Class A -2 until retired (C) To Class A-3 until retired (D) To Class A-4 until retired (E) To Class A-5 until retired (F) To Class PP until retired
2) To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Class Certificate Balance thereof has been reduced to zero;
3) To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Class Certificate Balance thereof has been reduced to zero;
4) To the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Class Certificate Balance thereof has been reduced to zero; and

5)

For application as part of Monthly Excess Cashflow for such distribution date, as described below, any such Principal Payment Amount remaining after application pursuant to clauses (1) through (3) above.

Monthly Excess Cashflow
On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1) (A)
until the aggregate Class Principal Balance of the Certificates equals the Aggregate Loan Balance of the mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such distribution date, to the Certificates, in the following order of priority:

i.

to the Class A Certificates, in accordance with rules in effect prior to the Stepdown Date or on which a Trigger Event is in effect, until the Class Principal Balance of such Classes have been reduced to zero;

ii.

to the Class M-1 Certificates, until the Class Principal Balance of such Class is reduced to zero;

iii.

to the Class M-2 Certificates, until the Class Principal Balance of such Class is reduced to zero;

iv.

to the Class M-3 Certificates, until the Class Principal Balance of such Class is reduced to zero;

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(B)
on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such distribution date set forth above under “—Principal Distributions—’’ , after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)

to the Class M-1 Certificates, any Deferred Amount for such class;

(3)

to the Class M-2 Certificates, any Deferred Amount for such class;

(4)

to the Class M-3 Certificates, any Deferred Amount for such class;

(5)

concurrently, to the Class A Certificates, any Basis Risk Shortfall for such class;

(6)

to the Class M-1 Certificates, any Basis Risk Shortfall for such class;

(5)

to the Class M-2 Certificates, any Basis Risk Shortfall for such class;

(6)

to the Class M-3 Certificates, any Basis Risk Shortfall for such class;

(7)

to the Class X Certificates, the remaining amount.

Class A Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the Class Principal Balance of the Class A Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [86.00]% and (ii) the Aggregate Loan Balance for the mortgage loans for such distribution date and (B) the amount, if any, by which (i) such Aggregate Loan Balance for such distribution date exceeds (ii) 0.50% of such Aggregate Loan Balance as of the cut-off date.

Class M-1 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the Class Principal Balance of the Class A Certificates after giving effect to payments on such distribution date and (ii) the Class Principal Balance of the Class M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [91.50]% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for the mortgage loans for such distribution date exceeds (ii) 0.50% of such Aggregate Loan Balance as of the cut-off date.

Class M-2 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the Class Principal Balance of the Class A Certificates after giving effect to payments on such distribution date, (ii) the Class Principal Balance of the Class M-1 Certificates after giving effect to payments on such distribution date and (iii) the Class Principal Balance of the Class M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [94.75]% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for the mortgage loans for such distribution date exceeds (ii) 0.50% of such Aggregate Loan Balance as of the cut-off date.

Class M-3 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the Class Principal Balance of the Class A Certificates after giving effect to payments on such distribution date, (ii) the Class Principal Balance of the Class M-1 Certificates after giving effect to payments on such distribution date, (iii) the Class Principal Balance of the Class M-2 Certificates after giving effect to payments on such distribution date and (iii) the Class Principal Balance of the Class M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [98.00]% and (ii) the Aggregate Loan Balance for such distribution date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for the mortgage loans for such distribution date exceeds (ii) 0.50% of such Aggregate Loan Balance as of the cut-off date.

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| FIRST                                         CSFB 2002-26                                              MORTGAGE TRADING

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| BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS                         (212) 325-0357

Allocation of Losses:

Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount; third, to the Class M-3 Certificates; fourth, to the Class M-2 Certificates; and fifth, to the M-1 Certificates.

Once Realized Losses have been allocated to the Class M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Monthly Excess Cashflow.

Rolling Three Month Delinquency Rate

For any distribution date will be the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second distribution dates, respectively) immediately preceding months.

Trigger Event:	A Trigger Event will occur for any distribution date if the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals [6.5]%.
Credit Enhancement:	Class	Expected Initial Credit Enhancement*	Expected Initial Target Credit Enhancement*	Expected Final Target Credit Enhancement**
	A	[6.00]%	[7.00]%	[14.00]%
	M-1	[3.25]%	[4.25]%	[8.50]%
	M-2	[1.63]%	[2.63]%	[5.25]%
	M-3	[0.00]%	[1.00]%	[2.00]%
* Prior to stepdown date, based on Initial Pool Balance. ** After stepdown date, based on current pool balance.

•

Excess spread is expected to be available to build OC commencing on the January 2003 Distribution Date. The deal will have a 3 month spread holiday whereby none of the excess interest is used to build up OC, but instead released to the Class X Certificates.

•

Overcollateralization (“OC”)

Initial (% Orig.)

0.00%

OC Target (% Orig.)

1.00%

Step Down OC Target (% Cur.)

2.00%

OC Floor (% Orig.)

0.50%

•

Subordination: Initially, 6.00% for the Class A Certificates; 3.25% for the Class M-1 Certificates and 1.625% for the M-2 Certificates.

Overcollateralization Deficiency Amount:

For any distribution date will be equal to the amount, if any, by which

1)

the Targeted Overcollateralization Amount for such distribution date exceeds

2)

the Overcollateralization Amount for such distribution date, calculated for this purpose after giving effect to the reduction on such distribution date of

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| FIRST                                         CSFB 2002-26                                              MORTGAGE TRADING

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| BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS                         (212) 325-0357

the aggregate Class Principal Balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class PP, Class M-1, Class M-2 Certificates and Class M-3 Certificates resulting from the payment of the Principal Payment Amount on such distribution date, but prior to allocation of any Applied Loss Amount on such distribution date.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1 in excess thereof.

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| FIRST                                         CSFB 2002-26                                              MORTGAGE TRADING

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| BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS                         (212) 325-0357

Prepayment Sensitivity Tables

To Call	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC	225 PPC	350 PPC

A-1
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Disc Margin	19	19	19	19	19	19	19	19
WAL	2.77	1.92	1.47	1.00	0.86	0.76	0.68	0.45
Mod Durn	2.68	1.88	1.44	0.99	0.86	0.76	0.68	0.44
Principal	Oct02 -	Oct02 -	Oct02 -	Oct02 -	Oct02 -	Oct02 -	Oct02 -
Window	Oct08	Nov06	Nov05	Oct04	Jun04	Mar04	Jan04	Oct02 - Ju103

A-2
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	4.52	4.51	4.49	4.46	4.43	4.41	4.39	4.26
WAL	9.03	6.21	4.67	3.00	2.47	2.09	1.83	1.06
Mod Durn	7.21	5.28	4.11	2.74	2.29	1.96	1.72	1.01
Principal	Oct08 -	Nov06 -	Nov05 -	Oct04 -	Jun04 -	Mar04 -	Jan04 -
Window	Jun15	Au l l	Ma 09	Jan07	Ma 06	Ju105	Feb05	Ju103 -Feb04

A-3
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	5.43	5.42	5.41	5.38	5.37	5.35	5.33	4.96
WAL	15.19	10.71	8.08	5.25	4.41	3.67	2.96	1.56
Mod Durn	10.09	7.92	6.38	4.45	3.82	3.24	2.66	1.47
Principal	Jun 15 -	Aug l l -	May09 -	Jan07 -	May06 -	Ju105 -	Feb05 -
Window	Nov20	Se 15	Au 12	Feb09	Feb08	A r07	Se 06	Feb04 - Ju104

A-4
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	5.82	5.82	5.81	5.79	5.78	5.77	5.75	5.13
WAL	19.44	14.14	10.76	7.00	5.87	5.01	4.33	1.88
Mod Durn	11.38	9.41	7.80	5.61	4.85	4.23	3.73	1.76
Principal	Nov20 -	Sep 15 -	Aug l2 -	Feb09 -	Feb08 -	Apr07 -	Sep06 -
Window	Au 23	Feb18	Ju114	Ma 10	Feb09	Mar08	Jun07	Ju104 - Se 04

A-5
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	6.06	6.06	6.05	6.03	6.03	6.02	6.00	5.14
WAL	22.01	16.51	12.63	8.25	6.92	5.93	5.11	2.19
Mod Durn	11.89	10.19	8.61	6.33	5.51	4.85	4.28	2.04
Principal	Aug23 -	Feb l8 -	Jul 14 -	May 10 -	Feb09 -	Mar08 -	Jun07 -	Sep04 -
Window	Nov24	May 19	Jun 15	Jan ll	Se 09	Se 08	Nov07	Mar05

M-1
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	6.28	6.27	6.25	6.23	6.21	6.21	6.20	3.53
WAL	12.92	9.18	6.95	4.72	4.20	3.89	3.74	2.69
Mod Durn	8.30	6.55	5.31	3.91	3.56	3.34	3.24	2.48
Principal	Nov08 -	Dec06 -	Nov05 -	Nov05 -	Nov05 -	Dec05 -	Jan06 -	Mar05 -
Window	Nov24	May 19	Jun 15	Jan ll	Se 09	Se 08	Nov07	Jun05

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| FIRST                                         CSFB 2002-26                                              MORTGAGE TRADING

SUISSE

| BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS                         (212) 325-0357

Prepayment Sensitivity Tables (continued)

To Call	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC	225 PPC	350 PPC

M-2
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	6.28	6.27	6.25	6.22	6.21	6.20	6.20	3.58
WAL	12.67	8.95	6.76	4.57	4.05	3.72	3.53	2.74
Mod Durn	8.23	6.46	5.22	3.81	3.45	3.22	3.08	2.53
Principal	Nov08 -	Dec06 -	Nov05 -	OctO5 -	Nov05 -	Nov05 -	Dec05 -	Jun05 -
Window	Jan24	Ju118	Oct14	Au 10	Ma 09	Ma 08	Au 07	Jun05

M-3
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	6.28	6.26	6.25	6.21	6.20	6.19	6.19	3.52
WAL	11.70	8.16	6.15	4.16	3.68	3.39	3.23	2.68
Mod Durn	7.90	6.10	4.89	3.54	3.19	2.97	2.85	2.48
Principal	Nov08 -	Dec06 -	Nov05 -	OctO5 -	OctO5 -	Oct05 -	Oct05 -	Apr05 -
Window	A r21	Jan16	Nov12	A r09	A r08	Jun07	Oct06	Jun05

A-I0
Price	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35
Yield	6.01	6.01	6.01	6.01	6.01	6.01	6.01	3.03
Mod Durn	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.94

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| FIRST                                         CSFB 2002-26                                              MORTGAGE TRADING

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| BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS                         (212) 325-0357

Prepayment Sensitivity Tables (continued)

To Maturity	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC	225 PPC	350 PPC

A-1
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Disc Margin	19	19	19	19	19	19	19	19
WAL	2.77	1.92	1.47	1.00	0.86	0.76	0.68	0.45
Mod Durn	2.68	1.88	1.44	0.99	0.86	0.76	0.68	0.44
Principal	Oct02 -	Oct02 -	Oct02 -	Oct02 -	Oct02 -	Oct02 -	Oct02 -
Window	Oct08	Nov06	Nov05	Oct04	Jun04	Mar04	Jan04	Oct02 - Ju103

A-2
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	4.52	4.51	4.49	4.46	4.43	4.41	4.39	4.27
WAL	9.03	6.21	4.67	3.00	2.47	2.09	1.83	1.06
Mod Durn	7.21	5.28	4.11	2.74	2.29	1.96	1.72	1.01
Principal	Oct08 -	Nov06 -	Nov05 -	Oct04 -	Jun04 -	Mar04 -	Jan04 -
Window	Jun 15	Au l l	Ma 09	Jan07	Ma 06	Ju105	Feb05	Ju103 -Feb04

A-3
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	5.43	5.42	5.41	5.38	5.37	5.35	5.33	5.22
WAL	15.19	10.71	8.08	5.25	4.41	3.67	2.96	1.56
Mod Durn	10.09	7.92	6.38	4.45	3.82	3.24	2.66	1.48
Principal	Jun 15 -	Aug l l -	May09 -	Jan07 -	May06 -	Ju105 -	Feb05 -
Window	Nov20	Se 15	Au 12	Feb09	Feb08	A r07	Se 06	Feb04 - Ju104

A-4
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	5.82	5.82	5.81	5.79	5.78	5.77	5.75	5.64
WAL	19.44	14.14	10.76	7.00	5.87	5.01	4.33	1.88
Mod Durn	11.38	9.41	7.8	5.61	4.85	4.23	3.73	1.77
Principal	Nov20 -	Sep15 -	Aug12 -	Feb09 -	Feb08 -	Apr07 -	Sep06 -
Window	Au 23	Feb18	Ju114	Ma 10	Feb09	Mar08	Jun07	Ju104 - Se 04

A-5
Price	100-00	100-00	100-00	100-00	100-00	100-00	100-00	100-00
Yield	6.09	6.10	6.11	6.10	6.10	6.09	6.09	5.91
WAL	24.26	19.16	14.98	9.86	8.27	7.05	6.08	2.19
Mod Durn	12.42	11.03	9.55	7.20	6.31	5.57	4.94	2.06
Principal	Aug23 -	Feb l8 -	Jul 14 -	May 10 -	Feb09 -	Mar08 -	Jun07 -	Sep04 -
Window	Mar31	A r28	Dec23	Feb 17	Oct14	Jan13	Au ll	Mar05

M-1
Price	100	100	100	100	100	100	100	100
Yield	6.28	6.27	6.26	6.23	6.22	6.21	6.21	6.33
WAL	12.98	9.23	6.99	4.75	4.23	3.91	3.76	3.48
Mod Durn	8.31	6.57	5.33	3.92	3.57	3.35	3.25	3.23
Principal	Nov08 -	Dec06 -	Nov05 -	Nov05 -	Nov05 -	Dec05 -	Jan06 -	Mar05 -
Window	Ma 26	Dec20	Oct16	Decll	Jun10	A r09	Ma 08	A r07

CREDIT

| FIRST                                         CSFB 2002-26                                              MORTGAGE TRADING

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| BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS                         (212) 325-0357

Prepayment Sensitivity Tables (continued)

To Maturity	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC	225 PPC	350 PPC

M-2
Price	100	100	100	100	100	100	100	100
Yield	6.28	6.27	6.25	6.22	6.21	6.20	6.20	6.26
WAL	12.67	8.95	6.76	4.57	4.05	3.72	3.53	3.01
Mod Durn	8.23	6.46	5.22	3.81	3.45	3.22	3.08	2.91
Principal	Nov08 -	Dec06 -	Nov05 -	OctO5 -	Nov05 -	Nov05 -	Dec05 -
Window	Jan24	Ju118	Oct14	Au 10	Ma 09	Ma 08	Au 07	Ju105-Dec05

M-3
Price	100	100	100	100	100	100	100	100
Yield	6.28	6.26	6.25	6.21	6.20	6.19	6.19	4.36
WAL	11.7	8.16	6.15	4.16	3.68	3.39	3.23	2.69
Mod Durn	7.90	6.10	4.89	3.54	3.19	2.97	2.85	2.57
Principal	Nov08 -	Dec06 -	Nov05 -	OctO5 -	OctO5 -	Oct05 -	Oct05 -
Window	A r21	Jan16	Nov12	A r09	A r08	Jun07	Oct06	A r05-Ju105

A-I0
Price	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35	4-14.35
Yield	6.01	6.01	6.01	6.01	6.01	6.01	6.01	3.03
Mod Durn	0.95	0.95	0.95	0.95	0.95	0.95	0.95	0.94

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| BOSTON       PRELIMINARY COMPUTATIONAL MATERIALS                         (212) 325-0357

Collateral Description

* All data is preliminary and subject to variance of +/- 10%. The final numbers will be found in the prospectus supplement. Final collateral size is expected to be approximately 600mm.

As of Date	8/1/2002

Average Original Principal Balance	$257,000.00

WA Gross WAC	8.35%

Remaining Term to Maturity (mos)	354

WA Age (mos)	4

Credit Score
Non-Zero Weighted Average	678

Original LTV
Weighted Average	78%

Property Type
Single Family Residence / PUD	80%

Occupancy Status
Owner Occupied	79%

Documentation
Full Documentation	30%
Limited/Reduced	27%

Loan Purpose
Purchase	47%
Cash-Out Refinance	36%
Rate/Tenn Refinance	17%

Geographic Concentration
California	36%

CMO Desk    Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:58:42

Bond: A14 Balance: 4,500,000 Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80  WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

99-0	6.382	6.388	6.392	6.397	6.407	6.419	6.491	6.565	6.649	6.700
99-4	6.371	6.376	6.379	6.383	6.391	6.401	6.457	6.515	6.581	6.621
99-8	6.361	6.364	6.366	6.369	6.375	6.382	6.423	6.465	6.513	6.542
99-12	6.350	6.352	6.353	6.355	6.359	6.363	6.388	6.415	6.445	6.463
99-16	6.339	6.340	6.341	6.341	6.343	6.344	6.355	6.365	6.377	6.384
99-20	6.328	6.328	6.328	6.327	6.327	6.326	6.321	6.315	6.309	6.306

99-24	6.318	6.316	6.315	6.314	6.311	6.307	6.287	6.266	6.242	6.227
99-28	6.307	6.304	6.302	6.300	6.295	6.288	6.253	6.216	6.174	6.149
100-0	6.296	6.292	6.289	6.286	6.279	6.270	6.219	6.167	6.106	6.070
100-4	6.286	6.280	6.276	6.272	6.263	6.251	6.185	6.117	6.039	5.992
100-8	6.275	6.268	6.264	6.259	6.247	6.233	6.152	6.068	5.972	5.914
100-12	6.264	6.256	6.251	6.245	6.231	6.214	6.118	6.019	5.905	5.836

100-16	6.254	6.244	6.238	6.231	6.215	6.196	6.085	5.969	5.838	5.758
100-20	6.243	6.232	6.225	6.218	6.200	6.177	6.051	5.920	5.771	5.681
100-24	6.232	6.220	6.213	6.204	6.184	6.159	6.018	5.871	5.704	5.603
100-28	6.222	6.208	6.200	6.190	6.168	6.141	5.984	5.822	5.637	5.526
*101-0	6.211	6.197	6.187	6.177	6.152	6.122	5.951	5.773	5.570	5.448
101-4	6.201	6.185	6.175	6.163	6.137	6.104	5.917	5.724	5.504	5.371

101-8	6.190	6.173	6.162	6.150	6.121	6.086	5.884	5.676	5.437	5.294
101-12	6.180	6.161	6.150	6.136	6.105	6.067	5.851	5.627	5.371	5.217
101-16	6.169	6.150	6.137	6.123	6.090	6.049	5.818	5.578	5.305	5.141
101-20	6.159	6.138	6.124	6.109	6.074	6.031	5.785	5.530	5.239	5.064
101-24	6.148	6.126	6.112	6.096	6.059	6.013	5.752	5.482	5.173	4.987
101-28	6.138	6.114	6.099	6.083	6.043	5.994	5.719	5.433	5.107	4.911

AVG LIFE	21.97	17.57	15.64	13.95	11.18	9.01	4.33	2.82	2.02	1.72
DURATION	11.69	10.42	9.75	9.09	7.84	6.71	3.69	2.52	1.85	1.59
FIRST PAY	8/23	2/19	4/17	8/15	1/13	1/11	11/06	6/05	9/04	5/04
LAST PAY	11/25	7/21	8/19	10/17	11/14	7/12	3/07	8/05	10/04	6/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk    Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:58:42

Bond: A14   Balance: 4,500,000   Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80  WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

102-0	6.128	6.103	6.087	6.069	6.028	5.976	5.686	5.385	5.041	4.835
102-4	6.117	6.091	6.074	6.056	6.012	5.958	5.653	5.337	4.975	4.759
102-8	6.107	6.079	6.062	6.042	5.997	5.940	5.620	5.288	4.910	4.683
102-12	6.097	6.068	6.050	6.029	5.981	5.922	5.587	5.240	4.844	4.607
102-16	6.086	6.056	6.037	6.016	5.966	5.904	5.554	5.192	4.779	4.531
102-20	6.076	6.045	6.025	6.003	5.950	5.886	5.522	5.144	4.714	4.455

102-24	6.066	6.033	6.012	5.989	5.935	5.868	5.489	5.097	4.649	4.380
102-28	6.055	6.022	6.000	5.976	5.920	5.850	5.456	5.049	4.584	4.304
103-0	6.045	6.010	5.988	5.963	5.904	5.832	5.424	5.001	4.519	4.229

AVG LIFE	21.97	17.57	15.64	13.95	11.18	9.01	4.33	2.82	2.02	1.72
DURATION	11.69	10.42	9.75	9.09	7.84	6.71	3.69	2.52	1.85	1.59
FIRST PAY	8/23	2/19	4/17	8/15	1/13	1/11	11/06	6/05	9/04	5/04
LAST PAY	11/25	7/21	8/19	10/17	11/14	7/12	3/07	8/05	10/04	6/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk    Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:59:07

Bond: A15 Balance: 4,500,000 Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80  WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

99- 0	6.380	6.384	6.387	6.390	6.398	6.408	6.479	6.551	6.637	6.688
99- 4	6.370	6.373	6.375	6.378	6.384	6.391	6.448	6.504	6.571	6.612
99- 8	6.359	6.362	6.363	6.365	6.370	6.375	6.416	6.457	6.506	6.535
99-12	6.349	6.351	6.352	6.353	6.355	6.359	6.384	6.410	6.441	6.459
99-16	6.339	6.339	6.340	6.340	6.341	6.343	6.353	6.363	6.375	6.383
99-20	6.329	6.328	6.328	6.328	6.327	6.327	6.321	6.316	6.310	6.306

99-24	6.318	6.317	6.316	6.315	6.313	6.310	6.290	6.269	6.245	6.231
99-28	6.308	6.306	6.305	6.303	6.299	6.294	6.259	6.223	6.180	6.155
100- 0	6.298	6.295	6.293	6.291	6.285	6.278	6.227	6.176	6.115	6.079
100- 4	6.288	6.284	6.281	6.278	6.271	6.262	6.196	6.129	6.051	6.003
100- 8	6.277	6.273	6.270	6.266	6.257	6.246	6.165	6.083	5.986	5.928
100-12	6.267	6.262	6.258	6.253	6.243	6.230	6.133	6.037	5.921	5.853

100-16	6.257	6.251	6.246	6.241	6.229	6.214	6.102	5.990	5.857	5.777
100-20	6.247	6.240	6.235	6.229	6.215	6.198	6.071	5.944	5.793	5.702
100-24	6.237	6.229	6.223	6.217	6.201	6.182	6.040	5.898	5.729	5.627
100-28	6.227	6.218	6.212	6.204	6.187	6.166	6.009	5.851	5.664	5.553
*101- 0	6.217	6.207	6.200	6.192	6.173	6.150	5.978	5.805	5.600	5.478
101- 4	6.207	6.196	6.188	6.180	6.160	6.134	5.947	5.759	5.537	5.403

101- 8	6.197	6.185	6.177	6.168	6.146	6.118	5.916	5.713	5.473	5.329
101-12	6.187	6.174	6.166	6.156	6.132	6.102	5.885	5.668	5.409	5.254
101-16	6.177	6.163	6.154	6.143	6.118	6.087	5.855	5.622	5.345	5.180
101-20	6.167	6.152	6.143	6.131	6.104	6.071	5.824	5.576	5.282	5.106
101-24	6.157	6.142	6.131	6.119	6.091	6.055	5.793	5.530	5.219	5.032
101-28	6.147	6.131	6.120	6.107	6.077	6.039	5.763	5.485	5.155	4.958

AVG LIFE	24.38	20.38	18.40	16.58	13.49	10.98	4.71	3.01	2.11	1.79
DURATION	12.25	11.27	10.68	10.08	8.89	7.74	3.98	2.67	1.93	1.65
FIRST PAY	11/25	7/21	8/19	10/17	11/14	7/12	3/07	8/05	10/04	6/04
LAST PAY	6/28	11/24	11/22	1/21	10/17	1/15	8/07	11/05	11/04	7/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk    Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:59:07

Bond: A15 Balance: 4,500,000 Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80  WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

102- 0	6.137	6.120	6.108	6.095	6.063	6.024	5.732	5.439	5.092	4.884
102- 4	6.127	6.109	6.097	6.083	6.050	6.008	5.701	5.394	5.029	4.811
102- 8	6.117	6.098	6.086	6.071	6.036	5.992	5.671	5.348	4.966	4.737
102-12	6.107	6.088	6.074	6.059	6.022	5.977	5.640	5.303	4.903	4.664
102-16	6.098	6.077	6.063	6.047	6.009	5.961	5.610	5.258	4.840	4.591
102-20	6.088	6.066	6.052	6.035	5.995	5.945	5.580	5.213	4.778	4.518

102-24	6.078	6.056	6.041	6.023	5.982	5.930	5.549	5.167	4.715	4.444
102-28	6.068	6.045	6.029	6.011	5.968	5.914	5.519	5.122	4.652	4.372
103- 0	6.058	6.034	6.018	5.999	5.955	5.899	5.489	5.077	4.590	4.299

AVG LIFE	24.38	20.38	18.40	16.58	13.49	10.98	4.71	3.01	2.11	1.79
DURATION	12.25	11.27	10.68	10.08	8.89	7.74	3.98	2.67	1.93	1.65
FIRST PAY	11/25	7/21	8/19	10/17	11/14	7/12	3/07	8/05	10/04	6/04
LAST PAY	6/28	11/24	11/22	1/21	10/17	1/15	8/07	11/05	11/04	7/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk     Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:59:33

Bond: A16 Balance: 3,000,000 Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80  WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

99- 0	6.378	6.381	6.383	6.385	6.390	6.397	6.469	6.539	6.627	6.682
99- 4	6.368	6.370	6.372	6.373	6.378	6.383	6.440	6.495	6.564	6.606
99- 8	6.358	6.360	6.361	6.362	6.365	6.369	6.410	6.450	6.500	6.531
99-12	6.348	6.349	6.350	6.351	6.353	6.355	6.381	6.406	6.437	6.456
99-16	6.339	6.339	6.339	6.339	6.340	6.341	6.351	6.361	6.374	6.382
99-20	6.329	6.328	6.328	6.328	6.328	6.327	6.322	6.317	6.311	6.307

99-24	6.319	6.318	6.318	6.317	6.315	6.313	6.293	6.273	6.248	6.232
99-28	6.309	6.308	6.307	6.306	6.303	6.299	6.264	6.229	6.185	6.158
100- 0	6.299	6.297	6.296	6.294	6.290	6.285	6.234	6.185	6.122	6.084
100- 4	6.289	6.287	6.285	6.283	6.278	6.272	6.205	6.140	6.060	6.010
100- 8	6.279	6.277	6.275	6.272	6.266	6.258	6.176	6.097	5.997	5.935
100-12	6.270	6.266	6.264	6.261	6.253	6.244	6.147	6.053	5.935	5.862

100-16	6.260	6.256	6.253	6.250	6.241	6.230	6.118	6.009	5.872	5.788
100-20	6.250	6.246	6.243	6.239	6.229	6.216	6.089	5.965	5.810	5.714
100-24	6.240	6.236	6.232	6.227	6.216	6.202	6.060	5.921	5.748	5.641
100-28	6.231	6.225	6.221	6.216	6.204	6.189	6.031	5.878	5.686	5.567
*101- 0	6.221	6.215	6.211	6.205	6.192	6.175	6.003	5.834	5.624	5.494
101- 4	6.211	6.205	6.200	6.194	6.180	6.161	5.974	5.790	5.562	5.421

101- 8	6.202	6.195	6.190	6.183	6.167	6.147	5.945	5.747	5.500	5.347
101-12	6.192	6.185	6.179	6.172	6.155	6.134	5.916	5.704	5.439	5.274
101-16	6.182	6.174	6.168	6.161	6.143	6.120	5.888	5.660	5.377	5.202
101-20	6.173	6.164	6.158	6.150	6.131	6.106	5.859	5.617	5.316	5.129
101-24	6.163	6.154	6.147	6.139	6.119	6.093	5.830	5.574	5.254	5.056
101-28	6.154	6.144	6.137	6.128	6.107	6.079	5.802	5.531	5.193	4.984

AVG LIFE	26.67	23.57	21.74	19.90	16.54	13.68	5.13	3.20	2.18	1.82
DURATION	12.72	12.07	11.63	11.13	10.06	8.97	4.27	2.83	1.99	1.68
FIRST PAY	6/28	11/24	11/22	1/21	10/17	1/15	8/07	11/05	11/04	7/04
LAST PAY	5/30	11/27	4/26	7/24	2/21	1/18	1/08	1/06	12/04	8/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk    Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:59:33

Bond: A16 Balance: 3,000,000 Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

102- 0	6.144	6.134	6.127	6.117	6.095	6.066	5.773	5.488	5.132	4.911
102- 4	6.135	6.124	6.116	6.106	6.083	6.052	5.745	5.445	5.071	4.839
102- 8	6.125	6.114	6.106	6.096	6.071	6.039	5.716	5.402	5.010	4.767
102-12	6.116	6.104	6.095	6.085	6.059	6.025	5.688	5.359	4.949	4.695
102-16	6.106	6.094	6.085	6.074	6.047	6.012	5.660	5.316	4.888	4.623
102-20	6.097	6.084	6.075	6.063	6.035	5.998	5.631	5.273	4.827	4.551

102-24	6.087	6.074	6.064	6.052	6.023	5.985	5.603	5.231	4.767	4.480
102-28	6.078	6.064	6.054	6.041	6.011	5.971	5.575	5.188	4.706	4.408
103- 0	6.068	6.054	6.044	6.031	5.999	5.958	5.547	5.146	4.646	4.337

AVG LIFE	26.67	23.57	21.74	19.90	16.54	13.68	5.13	3.20	2.18	1.82
DURATION	12.72	12.07	11.63	11.13	10.06	8.97	4.27	2.83	1.99	1.68
FIRST PAY	6/28	11/24	11/22	1/21	10/17	1/15	8/07	11/05	11/04	7/04
LAST PAY	5/30	11/27	4/26	7/24	2/21	1/18	1/08	1/06	12/04	8/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk    Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:59:59

Bond: A17 Balance: 2,960,992 Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

99- 0	6.377	6.378	6.379	6.380	6.383	6.386	6.459	6.529	6.620	6.668
99- 4	6.367	6.368	6.369	6.369	6.372	6.375	6.431	6.487	6.558	6.595
99- 8	6.358	6.358	6.359	6.359	6.361	6.363	6.404	6.445	6.496	6.523
99-12	6.348	6.348	6.349	6.349	6.350	6.351	6.377	6.402	6.434	6.451
99-16	6.338	6.338	6.339	6.339	6.339	6.340	6.350	6.360	6.373	6.380
99-20	6.329	6.329	6.329	6.329	6.328	6.328	6.323	6.318	6.311	6.308

99-24	6.319	6.319	6.319	6.318	6.318	6.316	6.296	6.276	6.250	6.236
99-28	6.310	6.309	6.309	6.308	6.307	6.305	6.269	6.234	6.189	6.165
100- 0	6.300	6.299	6.299	6.298	6.296	6.293	6.242	6.192	6.128	6.094
100- 4	6.290	6.290	6.289	6.288	6.285	6.282	6.215	6.150	6.067	6.022
100- 8	6.281	6.280	6.279	6.278	6.275	6.270	6.188	6.108	6.006	5.951
100-12	6.271	6.270	6.269	6.268	6.264	6.259	6.161	6.066	5.945	5.880

100-16	6.262	6.260	6.259	6.258	6.253	6.247	6.135	6.024	5.884	5.809
100-20	6.252	6.251	6.249	6.248	6.243	6.236	6.108	5.983	5.823	5.739
100-24	6.243	6.241	6.240	6.238	6.232	6.224	6.081	5.941	5.763	5.668
100-28	6.233	6.232	6.230	6.228	6.221	6.213	6.055	5.900	5.702	5.597
*101- 0	6.224	6.222	6.220	6.218	6.211	6.201	6.028	5.858	5.642	5.527
101- 4	6.215	6.212	6.210	6.208	6.200	6.190	6.001	5.817	5.581	5.457

101- 8	6.205	6.203	6.201	6.198	6.190	6.179	5.975	5.775	5.521	5.386
101-12	6.196	6.193	6.191	6.188	6.179	6.167	5.948	5.734	5.461	5.316
101-16	6.187	6.184	6.181	6.178	6.169	6.156	5.922	5.693	5.401	5.246
101-20	6.177	6.174	6.172	6.168	6.158	6.145	5.896	5.652	5.341	5.176
101-24	6.168	6.165	6.162	6.158	6.148	6.133	5.869	5.611	5.281	5.107
101-28	6.159	6.155	6.152	6.148	6.137	6.122	5.843	5.570	5.222	5.037

AVG LIFE	28.75	27.32	26.24	24.96	22.05	19.05	5.64	3.38	2.24	1.90
DURATION	13.08	12.83	12.62	12.35	11.65	10.81	4.63	2.97	2.04	1.75
FIRST PAY	5/30	11/27	4/26	7/24	2/21	1/18	1/08	1/06	12/04	8/04
LAST PAY	7/32	7/32	7/32	7/32	7/32	7/32	9/08	3/06	1/05	8/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk    Yields Given Prices Report    CSFB02-26G1AR15 30 year 6.2’s

User ID: mflynn2 Deals Directory: /home/mflynn2/intexdeals Date: 09/25/2002 16:59:59

Bond: A17 Balance: 2,960,992 Coupon: 6.250000

Delay: 24  Class Factor: 1.00  Accruing Since: 9/01/2002

Settlement Date: 9/30/2002  WHOLE 30 year  WAC: 6.80  WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	175	200	250	300	600	1000	1600	2000

102- 0	6.149	6.146	6.143	6.139	6.127	6.111	5.817	5.529	5.162	4.968
102- 4	6.140	6.136	6.133	6.129	6.117	6.100	5.790	5.488	5.103	4.898
102- 8	6.131	6.127	6.123	6.119	6.106	6.088	5.764	5.447	5.043	4.829
102-12	6.122	6.117	6.114	6.109	6.096	6.077	5.738	5.406	4.984	4.760
102-16	6.112	6.108	6.104	6.099	6.085	6.066	5.712	5.365	4.924	4.691
102-20	6.103	6.099	6.095	6.090	6.075	6.055	5.686	5.325	4.865	4.622

102-24	6.094	6.089	6.085	6.080	6.065	6.044	5.660	5.284	4.806	4.553
102-28	6.085	6.080	6.076	6.070	6.054	6.033	5.634	5.243	4.747	4.484
103- 0	6.076	6.071	6.066	6.060	6.044	6.022	5.608	5.203	4.688	4.415

AVG LIFE	28.75	27.32	26.24	24.96	22.05	19.05	5.64	3.38	2.24	1.90
DURATION	13.08	12.83	12.62	12.35	11.65	10.81	4.63	2.97	2.04	1.75
FIRST PAY	5/30	11/27	4/26	7/24	2/21	1/18	1/08	1/06	12/04	8/04
LAST PAY	7/32	7/32	7/32	7/32	7/32	7/32	9/08	3/06	1/05	8/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CSFB 2002-26

GROUP 3

	Number of		Percent of
	Mortgage	Principal	Group
Mortgage Rates (%)	Loans	Balance	III
6.500 - 6.749	1	356,743.72	0.06
6.750 - 6.999	58	12,815,865.36	2.13
7.000 - 7.249	87	27,068,158.54	4.50
7.250 - 7.499	191	58,433,460.72	9.71
7.500 - 7.749	233	71,524,820.15	11.89
7.750 - 7.999	261	75,593,185.63	12.57
8.000 - 8.249	165	42,037,172.23	6.99
8.250 - 8.499	289	65,726,928.52	10.93
8.500 - 8.749	334	67,607,223.31	11.24
8.750 - 8.999	329	69,065,095.61	11.48
9.000 - 9.249	150	33,541,336.12	5.58
9.250 - 9.499	101	18,981,550.32	3.16
9.500 - 9.749	116	18,307,347.70	3.04
9.750 - 9.999	88	16,909,062.79	2.81
10.000 - 10.249	116	18,170,258.71	3.02
10.250 - 10.499	8	1,366,144.38	0.23
10.500 - 10.749	7	1,110,050.64	0.18
10.750 - 10.999	6	2,073,409.71	0.34
11.000 - 11.249	4	549,610.72	0.09
11.250 - 11.499	2	121,813.96	0.02
11.500 - 11.749	2	71,711.91	0.01
11.750 - 11.999	1	56,814.83	0.01
12.000 - 12.249	1	55,684.81	0.01
Total:	2,550	601,543,450.37	100.00
Min: 6.625
Max: 12.000
Wgt Avg: 8.268

	Number of		Percent of
	Mortgage	Principal	Group
Cut-off Date Principal Balances ($)	Loans	Balance	III
15,000.01 - 25,000.00	3	56,236.46	0.01
25,000.01 - 50,000.00	109	4,596,661.96	0.76
50,000.01 - 75,000.00	298	18,718,698.33	3.11
75,000.01 - 100,000.00	264	23,133,244.68	3.85
100,000.01 - 125,000.00	233	26,085,437.31	4.34
125,000.01 - 150,000.00	220	30,274,558.57	5.03
150,000.01 - 175,000.00	152	24,465,494.46	4.07
175,000.01 - 200,000.00	144	26,878,191.12	4.47
200,000.01 - 250,000.00	189	41,987,247.82	6.98
250,000.01 - 300,000.00	118	32,321,433.36	5.37
300,000.01 - 400,000.00	445	155,936,800.73	25.92
400,000.01 - 500,000.00	171	76,793,919.98	12.77
500,000.01 - 600,000.00	87	48,056,206.24	7.99
600,000.01 - 700,000.00	55	35,341,213.21	5.88
700,000.01 - 800,000.00	22	16,548,446.56	2.75
800,000.01 - 900,000.00	11	9,356,892.68	1.56
900,000.01 - 1,000,000.00	27	26,341,632.97	4.38
1,300,000.01 - 2,000,000.00	1	1,995,629.73	0.33
2,000,000.01 - 3,000,000.00	1	2,655,504.21	0.44
Total:	2,550	601,543,450.37	100.00
Min: 15,561.80
Max: 2,655,504.21
Avg: 235,899.39

	Number of		Percent of
	Mortgage	Principal	Group
Property Type	Loans	Balance	III
Single Family Residence	1,673	405,871,655.90	67.47
Townhouse	14	1,170,056.60	0.19
Condo	134	25,980,984.35	4.32
2-4 Family	436	92,174,201.70	15.32
Co-op	9	1,686,451.43	0.28
PUD	239	70,088,661.12	11.65
Manufactured Housing	45	4,571,439.27	0.76
Total:	2,550	601,543,450.37	100.00

	Number of		Percent of
	Mortgage	Principal	Group
Mortgage Loan Purpose	Loans	Balance	III
Purchase	1,322	305,444,634.60	50.78
Refinance - Rate Term	345	87,413,488.05	14.53
Refinance - Cashout	883	208,685,327.72	34.69
Total:	2,550	601,543,450.37	100.00

	Number of		Percent of
	Mortgage	Principal	Group
Occupancy Type	Loans	Balance	III
Primary	1,857	482,974,163.59	80.29
Second Home	86	21,838,580.96	3.63
Investment	607	96,730,705.81	16.08
Total:	2,550	601,543,450.37	100.00

	Number of		Percent of
	Mortgage	Principal	Group
Original LTV Ratio (%)	Loans	Balance	III
10.001 - 15.000	1	34,957.45	0.01
15.001 - 20.000	2	2,065,386.61	0.34
20.001 - 25.000	2	603,499.08	0.10
25.001 - 30.000	3	710,635.89	0.12
30.001 - 35.000	7	1,406,350.29	0.23
35.001 - 40.000	9	3,323,495.73	0.55
40.001 - 45.000	16	3,990,928.87	0.66
45.001 - 50.000	19	4,256,125.90	0.71
50.001 - 55.000	19	5,244,309.91	0.87
55.001 - 60.000	57	17,991,050.03	2.99
60.001 - 65.000	61	22,072,624.07	3.67
65.001 - 70.000	144	45,202,657.43	7.51
70.001 - 75.000	151	45,508,561.48	7.57
75.001 - 80.000	1,129	294,824,820.58	49.01
80.001 - 85.000	101	20,146,754.07	3.35
85.001 - 90.000	357	67,219,734.20	11.17
90.001 - 95.000	241	39,254,480.07	6.53
95.001 - 100.000	231	27,687,078.71	4.60
Total:	2,550	601,543,450.37	100.00
Min: 11.670
Max: 100.000
Wgt Avg: 78.892

	Number of		Percent of
	Mortgage	Principal	Group
Original Term (months)	Loans	Balance	III
205 - 216	1	182,449.86	0.03
229 - 240	49	6,249,222.32	1.04
289 - 300	4	1,345,844.70	0.22
349 - 360	2,496	593,765,933.49	98.71
Total:	2,550	601,543,450.37	100.00
Min.:: 216
Max.:: 360
WA: 359

	Number of		Percent of
	Mortgage	Principal	Group
Seasoning (months)	Loans	Balance	III
Less than 1	1	414,787.52	0.07
1 - 3	1,110	304,525,705.43	50.62
4 - 6	1,088	229,548,311.55	38.16
7 - 9	206	41,333,313.06	6.87
10 - 12	71	12,758,740.35	2.12
13 - 24	59	10,187,784.68	1.69
25 - 36	7	939,083.85	0.16
37 - 48	1	116,948.04	0.02
49 - 60	1	149,014.29	0.02
61 - 72	2	551,338.91	0.09
109 - 120	2	435,230.20	0.07
121 - 132	2	583,192.48	0.10
Total:	2,550	601,543,450.37	100.00
Min.: 0
Max.: 130
Wtd. Avg.: 4

	Number of		Percent of
	Mortgage	Principal	Group
Remaining Term to Stated Maturity	Loans	Balance	III
205 - 216	1	182,449.86	0.03
217 - 228	2	173,342.11	0.03
229 - 240	49	6,659,072.69	1.11
241 - 252	2	435,230.20	0.07
289 - 300	6	1,897,183.61	0.32
301 - 312	1	149,014.29	0.02
313 - 324	1	116,948.04	0.02
325 - 336	8	1,121,584.41	0.19
337 - 348	77	13,279,793.89	2.21
349 - 360	2,403	577,528,831.27	96.01
Total:	2,550	601,543,450.37	100.00
Min: 212
Max: 360
Wgt Avg: 354

	Number of		Percent of
	Mortgage	Principal	Group
Documentation Type	Loans	Balance	III
Full	950	204,687,903.18	34.03
Alternative	13	1,514,616.20	0.25
Reduced	463	136,481,526.23	22.69
No Documentation	421	95,596,221.48	15.89
No Ratio	226	62,274,458.98	10.35
Stated Income / Stated Assets	477	100,988,724.30	16.79
Total:	2,550	601,543,450.37	100.00

	Number of		Percent of
	Mortgage	Principal	Group
State	Loans	Balance	III
California	675	207,706,819.27	34.53
New York	204	70,464,260.50	11.71
Florida	219	37,120,815.99	6.17
New Jersey	139	35,098,986.74	5.83
Texas	118	19,444,725.51	3.23
Colorado	75	18,781,700.14	3.12
Georgia	81	18,356,337.31	3.05
Arizona	101	18,327,569.80	3.05
Massachusetts	67	17,878,534.83	2.97
Nevada	43	12,459,826.68	2.07
Other	828	145,903,873.60	24.25
Total:	2,550	601,543,450.37	100.00